                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                  FORM 8-K/A
                                AMENDMENT NO. 1



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                 December 17, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                         CET ENVIRONMENTAL SERVICES, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



      California                   1-13852               33-0285964
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



                7670 South Vaughn Court, Englewood, Colorado  80112
       ------------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code




                                (303) 708-1360
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code









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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 17, 1998, CET Environmental Services, Inc. (the "Company") sold all of the stock of Water Quality Management Corporation ("WQM"), a wholly-owned subsidiary, to AquaSource Services and Technologies, Inc., a subsidiary of AquaSource, Inc., pursuant to the terms of a Stock Purchase Agreement (the "Agreement"). The Company sold this subsidiary for $12,500,000 of which $11,250,000 was paid in cash at the time of closing. The Company will receive, within 90 days after the closing date, the remaining $1,250,000 which amount shall be adjusted by the net working capital or working capital deficit as of December 1, 1998, as determined under the terms of the Agreement.

     WQM is engaged in the operation and maintenance of municipal and industrial water and wastewater treatment facilities. The Company acquired this subsidiary in August 1997. H20 Construction and Maintenance, Inc. ("H20") is a wholly-owned subsidiary of WQM acquired in January 1998. H20 is engaged in the construction, operation and maintennace of water and wastewater treatment, collection and distribution facilities. H20 provides services to both public and private sector clients.

     As a result of the sale of its WQM subsidiary, the Company is no longer engaged in water and wastewater treatment operations. The Company will continue its environmental remediation, industrial services and government programs business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is filed herewith:

                                                              PAGE
                                                              ----

          Unaudited Pro Forma Financial Statements .........   F-1

          Unaudited Pro Forma Balance Sheet as of
          September 30, 1998 ...............................   F-2

          Unaudited Pro Forma Statement of Operations
          for the Nine Months Ended September 30,
          1998 .............................................   F-3

          Unaudited Pro Forma Statement of Operations
          for the Twelve Months Ended December 31,
          1997 .............................................   F-4

          Notes to Unaudited Pro Forma Financial
          Statements .......................................   F-5


     (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION                      LOCATION
-------    -----------                      --------

10.1       Stock Purchase Agreement         Previously filed.
           with AquaSource Services
           and Technologies, Inc.


                                                         2
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
                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amended Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CET ENVIRONMENTAL SERVICES, INC.



Dated: January 28, 1999            By:/s/ Steven H. Davis
                                      Steven H. Davis, President

                        CET ENVIRONMENTAL SERVICES, INC.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements are derived from the historical financial statements of CET Environmental Services, Inc., and give pro forma effect to the sale of Water Quality Management Corporation, a wholly-owned subsidiary, on December 17, 1998. These pro forma statements should be read in conjunction with those historical financial statements and related notes.

                        CET ENVIRONMENTAL SERVICES, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

                                                 PRO FORMA
                                    ACTUAL     ADJUSTMENTS(a)     PRO FORMA
                                  -----------  --------------     ----------

CURRENT ASSETS

  CASH                            $   215,374     12,288,000 (a)   12,435,289
                                                     (68,085)(b)
  CASH IN TRUST ACCOUNT             4,623,823     (3,526,593)(b)    1,097,230
  ACCOUNTS RECEIVABLE (NET)        14,237,629     (2,003,598)(b)   12,234,031
  CONTRACTS IN PROCESS              8,734,814     (1,667,872)(b)    7,066,942
  PREPAID EXPENSES AND OTHER
   CURRENT ASSETS                   1,131,193        (23,970)(b)    1,107,223
                                  -----------    -----------      -----------
     TOTAL CURRENT ASSETS          28,942,833      4,997,882       33,940,715
                                  -----------    -----------      -----------

EQUIPMENT AND IMPROVEMENTS (NET)    4,015,547       (857,553)(b)    3,157,994

OTHER ASSETS                        2,467,524     (2,307,288)(b)      160,236
                                  -----------    -----------      -----------
                                  $35,425,904    $ 1,833,042      $37,258,945
                                  ===========    ===========      ===========

CURRENT LIABILITIES

  NOTE PAYABLE-LINE OF CREDIT       6,967,087           -           6,967,087
  OTHER NOTES PAYABLE               4,067,411     (3,356,868)(b)      710,543
  ACCOUNTS PAYABLE                 10,728,635       (777,094)(b)    9,951,541
  ACCRUED EXPENSES                  1,985,111       (279,996)(b)    1,705,115
  SHAREHOLDERS' NOTES PAYABLE         671,800           -             671,800
  CURRENT PORTION OF DEBT/LEASE       403,039           -             403,039
                                  -----------    -----------      -----------
     TOTAL CURRENT LIABILITIES     24,823,083     (4,413,958)      20,409,125

DEFERRED INCOME TAXES                    -              -                -

LONG-TERM DEBT/LEASE                3,859,536     (2,710,000)(b)    1,149,536

STOCKHOLDERS' EQUITY:
  COMMON STOCK                      8,249,589         (6,668)(b)    8,242,921
  PREFERRED STOCK                   1,890,000           -           1,890,000
  PAID-IN CAPITAL                     563,858           -             563,858
  RETAINED EARNINGS                (3,960,162)     9,444,408 (c)    5,003,505
                                                    (480,741)(b)
                                  -----------    -----------      -----------
     TOTAL STOCKHOLDERS' EQUITY     6,743,285      8,956,999       15,700,284
                                  -----------    -----------      -----------
                                  $35,425,904    $ 1,833,041      $37,258,945
                                  ===========    ===========      ===========

                        CET ENVIRONMENTAL SERVICES, INC.
                           STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                 PRO FORMA
                                    ACTUAL     ADJUSTMENTS(d)   PRO FORMA
                                  -----------  --------------   ----------

PROJECT REVENUE                   $44,585,226    (7,080,058)    37,505,168

PROJECT COSTS
  DIRECT                           39,138,183    (6,703,223)    32,434,960
  INDIRECT                          5,532,324      (596,082)     4,936,242
                                  -----------    ----------     ----------
                                   44,670,507    (7,299,305)    37,371,202

     GROSS PROFIT                     (85,281)      219,246        133,965
                                  -----------    ----------     ----------

OTHER OPERATING EXPENSES
  SELLING                           1,437,184      (212,373)     1,224,811
  GENERAL AND ADMINISTRATIVE        1,544,770      (111,754)     1,433,016
                                  -----------    ----------     ----------
                                    2,981,954      (324,127)     2,657,827
                                  -----------    ----------     ----------

     OPERATING INCOME (LOSS)       (3,067,235)      543,373     (2,523,862)
                                  -----------    ----------     ----------

OTHER INCOME (EXPENSE), NET          (798,102)       59,942       (738,160)
                                  -----------    ----------     ----------
     INCOME (LOSS) BEFORE
      INCOME TAXES                 (3,865,337)      603,315     (3,262,022)

     PROVISION (CREDIT) FOR
      INCOME TAXES                       -             -              -
                                  -----------    ----------     ----------

NET INCOME (LOSS)                 $(3,865,337)      603,315     (3,262,022)
                                  ===========    ==========     ==========

WEIGHTED AVERAGE SHARES
 OUTSTANDING                        5,809,485     5,809,485      5,809,485
                                  ===========    ==========     ==========

NET INCOME (LOSS) PER SHARE       $     (0.67)         0.10          (0.56)
                                  ===========    ==========     ==========

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
                        CET ENVIRONMENTAL SERVICES, INC.
                           STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                 PRO FORMA
                                    ACTUAL     ADJUSTMENTS(a)   PRO FORMA
                                  -----------  --------------   ----------

PROJECT REVENUE                   $54,169,753      (948,332)    53,221,421

PROJECT COSTS
  DIRECT                           43,286,506      (645,504)    42,641,002
  INDIRECT                          5,752,064      (160,665)     5,591,399
                                  -----------    ----------     ----------
                                   49,038,570      (806,169)    48,232,401
                                  -----------    ----------     ----------

     GROSS PROFIT                   5,131,183      (142,163)     4,989,020
                                  -----------    ----------     ----------

OTHER OPERATING EXPENSES
  SELLING                           2,070,130       (36,484)     2,033,646
  GENERAL AND ADMINISTRATIVE        2,937,762       (51,272)     2,886,490
                                  -----------    ----------     ----------
                                    5,007,892       (87,756)     4,920,136
                                  -----------    ----------     ----------

     OPERATING INCOME                 123,291       (54,406)        68,885
                                  -----------    ----------     ----------

OTHER INCOME (EXPENSE)
  INTEREST EXPENSE, NET              (704,575)          287       (704,288)
  OTHER INCOME (EXPENSE)              120,446           219        120,665
                                  -----------    ----------     ----------
                                     (584,129)          506       (583,623)
                                  -----------    ----------     ----------

     INCOME (LOSS) BEFORE TAX        (460,838)      (53,901)      (514,739)
     (BENEFIT) TAX ON INCOME         (113,547)         -          (113,547)
                                  -----------    ----------     ----------

        NET INCOME (LOSS)         $  (347,291)      (53,901)      (401,192)
                                  ===========    ==========     ==========

WEIGHTED AVERAGE SHARES
 OUTSTANDING                        5,785,264          -         5,785,264
                                  ===========    ==========     ==========

NET INCOME (LOSS) PER SHARE       $     (0.06)        (0.01)         (0.07)
                                  ===========    ==========     ==========

                        CET ENVIRONMENTAL SERVICES, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

NOTE A -- BASIS OF PRESENTATION

On December 17, 1998, CET Environmental Services, Inc. ("CET") sold 100% of the stock in its wholly-owned subsidiary, Water Quality Management Corporation ("WQM"). CET sold the stock for the sum of $12.5 million plus the amount of any working capital on WQM's balance sheet as of November 30, 1998. The accompanying pro forma balance sheet has been presented as if the sale occurred on September 30, 1998, for the base price of $12.5 million without regard to WQM's working capital. The accompanying pro forma statements of operations for December 31, 1997 and the nine months ended September 30, 1998, have been prepared as if the sale was consummated on December 31, 1996, thus excluding the results of WQM's operations from both periods.

NOTE B -- PRO FORMA ADJUSTMENTS

The accompanying pro forma balance sheet and statements of operations reflect the following adjustments:

     (a)  To reflect the cash proceeds from the sale of WQM.

     (b) To reflect the removal of assets, liabilities, and operating results of WQM.

     (c)  To reflect the gain on the sale of WQM.

     (d)  To eliminate the results of operations of WQM for the entire period.